SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         Date of Report: March 14, 2008
                                         --------------

                       Citizens South Banking Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                              0-23971                54-2069979
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(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


519 South New Hope Road, Gastonia, North Carolina                   28054-4040
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))






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Item 5.02.   Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (e) In connection with the previously disclosed retirement of Vance B. Brinson, Jr. as Executive Vice President of Citizens South Bank (the "Bank"), the wholly owned subsidiary of Citizens South Banking Corporation ("Company"), the Company and the Bank entered into a separation agreement and release with Mr. Brinson. In return for a release of all possible claims against the Company and the Bank, as well as in return for a noncompetition and a non-solicitation (as to both employees and customers) agreement, the Bank agreed to the following: (i) to continue paying Mr. Brinson's base salary through December 31, 2008 (a total payment of $115,938); (ii) to provide an enhanced benefit under his existing SERP in an aggregate amount equal to $134,237; (iii) to extend the expiration date for the exercise of 17,126 stock options granted in 2002 through the original expiration date of the option, or March, 2012; and (iv) to provide continuing health and dental insurance coverage, at the Company's cost, until the earlier to occur of Mr. Brinson's 65th birthday or his employment on a full time basis by another employer.

Item 5.03. Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.

         On March 17, 2008 the Company's Board of Directors amended the Bylaws to provide that no director may serve beyond the annual meeting immediately following the director becoming age seventy-two (72). A copy of the text of the new bylaw provision is included as exhibit 3(ii) to this current report.




Item 9.01.        Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Not Applicable.

        (d) Exhibits.

            Exhibit 3(ii)                Text of amendment to the Bylaws.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              CITIZENS SOUTH BANKING CORPORATION



DATE:  3/20/2008                        By: /s/ Gary F. Hoskins
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                                           Gary F. Hoskins
                                           Executive Vice President,Chief
                                            Financial Officer and Treasurer